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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 11, 2005

                        MONADNOCK COMMUNITY BANCORP, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Federal                    000-50810                  42-1634975
-----------------------------     ----------------            --------------
(State or Other Jurisdiction)       (Commission              (I.R.S. Employer
      of Incorporation)              File No.)              Identification No.)


One Jaffrey Road, Peterborough, NH                                 03458
----------------------------------                                 -----
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (603) 924-9654
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS

        On Monday April 11, 2005, Monadnock Community Bancorp, Inc. President & Chief Executive Officer, William M. Pierce, announced today that William C. Gilson has been appointed Senior Vice President and Senior Lending Officer for its subsidiary, Monadnock Community Bank.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of businesses acquired. Not Applicable.

(b)     Pro forma financial information. Not Applicable.

(c)     Exhibits.

        The following Exhibit is attached as part of this report:

        99.1    Press release dated April 11, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        MONADNOCK COMMUNITY
                                        BANCORP, INC.



DATE: April 11, 2005            By:     /s/ William M. Pierce
                                        ---------------------
                                        William M. Pierce, Jr.
                                        President and Chief Executive Officer